                                                                   June 23, 1997

Dear Shareholder,

     In the second fiscal quarter ending April 30, 1997 the net asset value per share of the Central European Equity Fund rose 2.1%, in US$ terms, against an appreciation of 7.1% by the DAX Index of thirty leading German stocks. Performance was somewhat below the index, as the market changed leadership, with last year's laggards outperforming the leaders during this quarter. The share price was up 8.3% during the quarter, marking a new all time high, and reflecting a narrowing of the discount to net asset value per share.

     The economic indicators released so far this year continue to support our expectation of a sustained economic recovery in Germany. This pick-up in growth should increase the possibility for Germany to meet the Maastricht debt criterion as we continue to believe that the European Monetary Union will start on schedule. Earlier this year the federal government presented its proposal for a major overhaul of the German income and corporate tax system. The reform which will take place in two steps, in 1998 and 1999, aims at creating a tax system that promotes growth and employment. After many years of rising taxes after the unification, German private households and companies can look forward to significant cuts in income and corporate tax rates. The tax reform bill will be discussed in parliament this summer. If implemented in its present form, corporate earnings should rise and equities would gain in relative attractiveness over fixed income instruments.

     Management continues to believe that the Fund's shares represent significant value, as the discount to net asset value per share represents 16.5%. The Central European Equity Fund continues to buy back its own shares in an effort to increase shareholders' value. The Fund bought back a total of 86,514 shares, against 7,800 shares during the second quarter of last year. The Fund offers a Dividend Reinvestment Plan which provides shareholders with a convenient means of building holdings in the Fund at a reduced cost and has now added a Voluntary Cash Purchase Plan.

     On June 20 the shareholders for the Central European Equity Fund approved the following changes to the investment guidelines: a) To eliminate the 50% minimum investment level for German and Austrian equities, b) To remove the 10% maximum investment limit for markets other than Germany and Austria, and c) To broaden the definition of Central Europe by adding several other emerging markets. We are excited about these changes as the Fund will provide investors increased access to opportunities in the fast growing emerging markets of Eastern and Central Europe.

     Recently, Dr. Rolf-Ernst Breuer has been appointed Chairman of the Board of Directors of Deutsche Bank. In light of his increased responsibilities, the Directors of your Fund nominated Dr. Ronaldo Schmitz to take his place as Chairman and President of the Central European Equity Fund at the April 18, 1997 board meeting. Dr. Schmitz is a member of the Board of Deutsche Bank and is in charge of all its North American operations. We are grateful to Dr. Breuer for his many years of service to the Fund.

                                         Sincerely,


  /s/ Dr. Ronaldo H. Schmitz            /s/ G. Richard Stamberger
  ---------------------------           ----------------------------
  Dr. Ronaldo H. Schmitz                G. Richard Stamberger
  Chairman and President                Chief Executive Officer

       FUND HISTORY AS OF APRIL 30, 1997

                  STATISTICS

Net Assets                             $322,750,524
Shares Outstanding                       12,052,251
NAV Per Share                                $26.78

                   TOTAL RETURNS

                  Period                         NAV
6 months ended 4/30/97                        17.00%
1 year ended 10/31/96                         20.74%
3 years ended 10/31/96*                       15.22%
5 years ended 10/31/96*                       14.51%

*Annual average return

                  OTHER INFORMATION

NYSE Ticker Symbol                               CEE
Dividend Reinvestment Plan                       Yes
Voluntary Cash Purchase Program                  Yes
Annual Expense Ratio                           1.09%



DIVIDEND & CAPITAL GAIN DISTRIBUTIONS

 Record      Ordinary     LT Capital
  Date        Income        Gains
12/19/96        $0.11       $1.79
12/27/95        $0.16       $0.22
12/29/94        $0.20         --

                                  PERFORMANCE

                      Year Ended 10/31/96     Six Months ended 4/30/97
                      -------------------     ------------------------
Net Asset Value              20.74%                    17.00%

Market Value                 25.28%                    24.64%
DAX                          14.35%                    12.94%




                10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 1997

                                              % of                                                   % of
                                            Portfolio                                              Portfolio
                                            ---------                                              ---------

1.  DaimlerBenz                                9.6       6.  SAP                                       5.2
2.  Hoechst                                    6.7       7.  BASF                                      4.7
3.  Bayer                                      6.6       8.  VEBA                                      4.6
4.  Volkswagen                                 6.3       9.  Elektrim                                  3.5
5.  Allianz Holding                            5.6      10.  Gedeon Richter                            3.4

Country             % of Portfolio
-------             --------------

Germany                  58.6
Hungary                  10.1
Poland                   10.0
Russia                    7.7
Czech Republic            7.2
Croatia                   5.9
Slovenia                  0.5
----------
Total                   100.0%




                           [MAP]

                      INTERVIEW WITH THE PORTFOLIO MANAGER

QUESTION: As an investor in the United States equity market I get increasingly worried that the market is overextended and braising itself for a major correction. How would such a correction affect the Central European Equity Fund
(CEE)?

ANSWER: The market impact on CEE would very much depend on the reason for the expected fall on Wall Street (e.g. whether internal or external factors) and the extent of the correction. Further, it depends on how much of the Fund's exposure would be allocated to Germany at the time of a market decline, as we believe that most of the Western European markets would initially suffer in tandem. However, Western European equities should rebound rather quickly since most of the Western European countries are in a different economic cycle than the United States. The Eastern and Central European markets should suffer even less, as their economic dependence is more closely linked to Western Europe and to the region itself than to the US. Therefore we can reasonably assume that any correlation to the US equity market will continue to be low, or even negative as money is searching for a 'safer' haven.

QUESTION: On June 20 the shareholders decided to amend the investment guidelines and give you more freedom to invest in emerging markets. What are your intentions regarding future asset allocation?

ANSWER: The current asset allocation reveals an approximate 60/40 split between Germany and emerging markets. It is the manager's intention to reverse this ratio and have an allocation of over 60% in the emerging markets of Central and Eastern Europe by year-end. Some of the country weightings have been limited by the 10% country constraint and will be the most likely candidates for an increase in exposure. In addition the manager continues to search for investment opportunities in the region with the intention to include new stocks and emerging equity markets.

QUESTION: Do you have the necessary resources to invest in all these new markets?

ANSWER: The manager and investment adviser currently maintain a staff of 12 analysts and portfolio managers, all of whom are dedicated to deliver superior investment results. We use a bottom-up approach, which involves visiting companies on a regular basis. We believe we have more than adequate resources to cover existing equity markets in the region. As more countries become feasible for equity investments and the number of listed shares expands, we would not hesitate to add more resources.

QUESTION: Replacing the German blue chip companies with companies in emerging markets seems awfully risky. Why do it?

ANSWER: As we have mentioned before, emerging markets are inherently more risky than developed markets, and an investor should expect to be compensated with higher returns in the long run. The majority of shareholders are in favor of this change by giving us the mandate to seek investment opportunities in one of the faster growing regions in the world.


Hanspeter Ackermann, Portfolio Manager of the Central European Equity Fund

                 REPORT FROM THE INVESTMENT ADVISER AND MANAGER

OUTLOOK FOR THE CENTRAL AND EASTERN EUROPEAN ECONOMIES

     Germany: Politics and fiscal policy continue to take center stage in Germany. In order to make sure that Germany meets the 3% Maastricht budget deficit criterion in 1997 the government chose to re-value their reserves rather than accepting the ultimate rigor for the economy by cutting spending or raising taxes. As far as the real economy is concerned, there are encouraging signals that the recovery this year will live up to expectations. Exports and investments are expected to show solid increases and should ultimately benefit consumer sentiment and spending. With producer and consumer prices at modest levels, inflation remains a non-issue. We therefore do not expect the Bundesbank to raise interest rates until well into 1998.

     Czech Republic: Early this year it became increasingly apparent that the Czech economy had lost its vigor. It was suffering from restrictive monetary and fiscal slippage, a lack of restructuring and excessive real wage growth. After a 4.4% increase in GDP in 1996, growth in 1997 is expected to be only around 1%. Industrial production was reported down by 1.5% in the first quarter of 1997. This is a rather significant downturn, given that the weight in GDP is over one-third.

     In an attempt to resolve the macroeconomic imbalances in the Czech economy, the government has introduced two rescue packages. In April, the authorities announced measures to address the external imbalances and structural weaknesses. The main elements were a tightening of fiscal policy, through a 5% cut in spending and a 20% cash deposit requirement for imports of food and consumer goods. As pressure on the currency intensified, the Czech National Bank decided to free the Koruna from the current exchange rate regime, and the government has subsequently announced a more comprehensive stabilization and recovery program on May 28.

     The most important measures of the second rescue package are a further lowering of expenditures of the 1997 state budget in the areas of state administration, investments and social spending. Public wages will be frozen and maximum possible wage restraint should be achieved through negotiations between unions and employers. Moreover, the Czech National Bank will be supported by the government in its restrictive policy, its efforts to minimize the increase in inflation, and to lower the current account deficit. For 1997, these measures aim to achieve a balanced budget, while in 1998 a slight budget surplus is anticipated.

THE FUND'S PORTFOLIO STRATEGY


     Looking forward we believe corporate, as well as macroeconomic news in Germany should remain upbeat for the foreseeable future. Discounting the Deutsche Mark's favorable exchange rate, the German equity market looks reasonable on a historical earnings comparison, and quite attractive relative to the fixed income market. Furthermore, equities seem inexpensive in terms of cash flow valuation and enterprise value, both of which compare favorably to other European markets. In Central and Eastern Europe we remain positive on Russia, Hungary and Poland, but cautious on the prospects in the Czech Republic and Slovakia. While the speed and ferocity of the attack on the Czech Koruna did take us somewhat by surprise, the fact that the fluctuation bands would have to be abandoned did not. Given the amendment of the Fund's investment guidelines, it is the manager's intention to further increase the emerging markets exposure by adding new stocks and to increase existing equity positions as well as by further diversifying into new equity markets in the region.

                          DISCOUNT TO NET ASSET VALUE

     Some shareholders have expressed concern about the high discounts to net asset value that closed-end country funds have been trading at in recent years. While the Directors of your Fund share these concerns, they must also balance the interests of all shareholders. As we know, and as was stated in your Fund's initial offering prospectus, 'shares of closed-end funds frequently trade at a discount from net asset value.' Sometimes the discounts widen when investors seek opportunities elsewhere and there is an imbalance in demand. This has been true since 1994, as the U.S. stock market has been steadily out-performing the Western European markets. To the extent the sentiment changes and more investors return to seek greater value overseas, a higher demand for Western European country funds could help over-all discounts to narrow. This would have a positive effect on your market price return.

     For example, during the 12 months to April 30, 1997, your Fund's discount narrowed from 19.5% to 16.4%. As a result, while the net asset value per share increased 31.0% during the period, the market value increased 36.8%. (Both calculations have been adjusted to include distributions). Thus not only is there value in a discount--the ability to effectively own shares of portfolio securities at 84% of their market price--there is the added benefit that during times of a decline in the discount, total market value return exceeds net asset value return. Obviously, we cannot predict what will happen, but we want shareholders to realize that the existence of a discount can also present an opportunity.

     Your Independent Directors review CEE's discount at every Board meeting and regularly consider steps aimed at reducing it. These steps include open-market purchases of shares and increased marketing efforts. While special SEC constraints do place some limitations on the extent of Fund repurchases, we have tried to be active in the market. During the 12 months ended April 30, 1997, your Fund repurchased 598,914 of its shares. A public relations firm has also been retained and has assisted in obtaining favorable media coverage for your Fund.


     In conclusion, the Board believes that the closed-end format is intentionally different from the open-end one. Its advantages are: i) flexibility of portfolio management where cash position and security selection do not depend on liquidity considerations and ii) predictable and relatively constant asset size and resulting expense ratio. This has been the nature of your Fund from the outset. The Board believes your Fund should be run in the best interests of all shareholders and is working diligently towards that end.

----------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997

---------------------------------------------------------
                                                VALUE
   SHARES              DESCRIPTION            (NOTE 1)
---------------------------------------------------------
INVESTMENTS IN GERMAN SECURITIES-
              57.7% OF NET ASSETS
              COMMON STOCKS-51.4%

              APPAREL-1.5%
      46,000  Adidas AG.................... $   4,792,496
                                            -------------
              AUTOMOTIVE-15.6%
     409,000  DaimlerBenz AG...............    30,359,250
      31,300  Volkswagen AG................    19,891,082
                                            -------------
                                               50,250,332
                                            -------------
              BANKING-2.3%
     280,000  Commerzbank AG...............     7,507,071
                                            -------------
              CHEMICAL-17.8%
     384,000  BASF AG......................    14,805,887
     530,000  Bayer AG.....................    21,077,633
     545,000  Hoechst AG...................    21,391,053
                                            -------------
                                               57,274,573
                                            -------------
              ELECTRICAL-1.1%
      19,000  SAP AG.......................     3,457,835
                                            -------------
              INSURANCE-4.1%
      69,000  Allianz AG Holding...........    13,381,818
                                            -------------

              PHARMACEUTICALS-2.5%
      85,000  Schering AG..................     8,144,300
                                            -------------
              TELECOMMUNICATIONS
                -1.7%
     250,000  Deutsche Telekom AG..........     5,422,799
                                            -------------
              UTILITIES-4.8%
      25,200  Rheinisch-Westfalisches
                Elektrizitatswerk AG.......     1,047,273
     281,000  VEBA AG......................    14,467,650
                                            -------------
                                               15,514,923
                                            -------------
              Total Common Stocks
                (cost $104,020,192)........   165,746,147
                                            -------------
---------------------------------------------------------
                                                VALUE
   SHARES              DESCRIPTION            (NOTE 1)
---------------------------------------------------------
              PREFERRED STOCKS-5.0%
              ELECTRICAL-4.0%
      70,000  SAP AG....................... $  12,884,848
                                            -------------
              MEDICAL EQUIPMENT-1.0%
      13,700  Fresenius AG.................     3,080,029
                                            -------------
              Total Preferred Stocks
                (cost $13,525,920).........    15,964,877
                                            -------------
              WARRANTS ON COMMON
              STOCK*-1.3%
              INSURANCE-1.3%
      55,750  Allianz AG Holding of 1993
                expires February 18, 1998
              (cost $3,641,292)............     4,311,977
                                            -------------
              RIGHTS ON COMMON/
                PREFERRED STOCKS*-0%
              AUTOMOTIVE-0%
     409,000  DaimlerBenz AG...............        35,411
                                            -------------
              MEDICAL EQUIPMENT-0%
      13,700  Fresenius AG Preferred.......        52,981
                                            -------------
              Total Rights on
              Common/Preferred Stocks
              (cost $76,629)...............        88,392
                                            -------------
              Total Investments in German
                Securities

                (cost $121,264,033)........   186,111,393
                                            -------------

INVESTMENTS IN CROATIAN COMMON
              STOCKS-5.8%
              BANKING-2.9%
     260,000  Zagrebacka Banka (GDR)*           9,197,500
                                            -------------
              PHARMACEUTICALS-2.9%
     577,400  Pliva D.D. (GDR)*............     9,469,360
                                            -------------
              Total Investments in
              Croatian Common Stocks
              (cost $10,221,100)...........    18,666,860
                                            -------------

* Non-income producing securities.
See Notes to Financial Statements.

-----------------------------------------------------------
                                                 VALUE
   SHARES              DESCRIPTION              (NOTE 1)
-----------------------------------------------------------
INVESTMENTS IN CZECH REPUBLIC
              COMMON STOCKS-7.1%
              BANKING-2.6%
      270,000  Komercni Banka GDR*.........     $ 6,750,000
       82,900  Komercni Banka IF*..........       1,498,742
                                             --------------
                                                  8,248,742
                                             --------------
               BEVERAGES & TOBACCO-.5%
        5,995  Tabak A.S...................       1,557,110
                                             --------------
               CONSTRUCTION-.2%
      102,388  IPS Praha...................         778,175
                                             --------------
               ELECTRICAL-.5%
       50,000  Ceske Energeticke Zavody*...       1,558,862
                                             --------------
               ENGINEERING-.2%
        8,500  Ceska Zbrojovka.............         523,415
                                             --------------
               TELECOMMUNICATIONS-2.8%
       85,000  SPT Telecom*................       8,989,327

                                             --------------
               UTILITIES-.3%
        7,776  Elektrany Opatovice.........       1,096,989
                                             --------------
               Total Investments in Czech
                 Republic Common Stocks
                 (cost $25,110,819)........      22,752,620
                                             --------------
INVESTMENTS IN HUNGARIAN
              COMMON STOCKS-9.9%
              AUTOMOTIVE-.2%
       45,000  Mezogep*....................         486,450
                                             --------------
               BANKING-1.6%
      225,000  OTP Bank (GDR)..............       5,259,375
                                             --------------
               CHEMICAL-.1%
        4,412  Pannonplast.................         219,887
                                             --------------
               FOOD MANUFACTURING-1.1%
       60,500  Pick Szeged RT..............       3,644,778
                                             --------------
               LEISURE & TOURISM-.8%
       80,000  Danubius Hotels*............       2,541,213
                                             --------------
               PHARMACEUTICALS-4.6%
       66,000  Egis Gyogyszergyar..........       4,193,001
       44,000  Gedeon Richter RT...........       3,325,483
       98,000  Gedeon Richter RT (GDR )....       7,399,000
                                             --------------
                                                 14,917,484
                                             --------------
-----------------------------------------------------------
                                                 VALUE
   SHARES              DESCRIPTION              (NOTE 1)
-----------------------------------------------------------
               UTILITIES-1.5%
       54,000  Primagaz RT.................     $ 3,711,594
       18,000  Primagaz RT
                 (Austrian Certs)..........       1,237,198
                                             --------------
                                                  4,948,792
                                             --------------
               Total Investments in
                 Hungarian Common Stocks
                 (cost $17,444,055). . .         32,017,979
                                             --------------

INVESTMENTS IN POLISH
               COMMON STOCKS
                 -9.9%
               AUTOMOTIVE-1.2%

      157,000  Debica......................       3,922,517
                                             --------------
               BANKING-1.8%
      117,500  Bank Rozwoju Eksportu.......       2,805,582
       60,000  Bank Przemyslowo-
                 Handlowy*.................       3,074,004
                                             --------------
                                                  5,879,586
                                             --------------
               BREWING-.7%
       35,300  Zaklady Piwowarskie w
                 Zywcu.....................       2,310,911
                                             --------------
               CABLES-.8%
      334,480  Bydgoska Fabryka Kabli*.....       2,538,748
                                             --------------
               DATA PROCESSING-.5%
       56,903  Computerland Poland* . .           1,655,622
                                             --------------
               ELECTRICAL-3.9%
    1,222,200  Elektrim....................      10,977,381
       86,563  Elektrobudowa*..............       1,642,562
                                             --------------
                                                 12,619,943
                                             --------------
               FOOD & HOUSEHOLD
                 PRODUCTS-.5%
       71,000  Jutrenka....................       1,493,201
                                             --------------
               INDUSTRIAL COMPONENTS
                 -.5%
      119,170  Stomil Olsztyn*.............       1,469,839
                                             --------------
               Total Investments in Polish
                 Common Stocks
                 (cost $29,985,736)........      31,890,367
                                             --------------

* Non-income producing securities.
See Notes to Financial Statements.

-----------------------------------------------------------
                                                 VALUE
   SHARES              DESCRIPTION              (NOTE 1)
-----------------------------------------------------------
INVESTMENTS IN RUSSIAN COMMON

              STOCKS-7.5%
              ENERGY SOURCES-1.3%
       74,000  Lukoil Holdings (ADR).......     $ 4,218,000
                                             --------------
               TELECOMMUNICATIONS-2.5%
          115  Rostelecom RDC*.............       4,312,500
      125,000  Vimpel Communications
                 (ADR)*....................       3,781,250
                                             --------------
                                                  8,093,750
                                             --------------
               UTILITIES-3.7%
      160,000  Gazprom (ADR)*..............       2,480,000
          105  Irkutskenergo RDC...........       5,145,000
       90,000  Mosenergo (ADR).............       3,577,500
       20,000  AO Mosenergo (ADR). ........         795,000
                                             --------------
                                                 11,997,500
                                             --------------
               Total Investments in Russian
                 Common Stocks
                 (cost $16,702,072)........      24,309,250
                                             --------------

INVESTMENT IN SLOVENIA COMMON
              STOCK-.5%
              BANKING-.5%
       50,000  SKB Banka GDR
                 (cost $950,000)...........       1,756,500
                                             --------------

--------------------------------------------------------------
U.S. DOLLARS                                        VALUE
(IN THOUSANDS)            DESCRIPTION              (NOTE 1)
--------------------------------------------------------------

                 REPURCHASE AGREEMENTS**-45.6%
        110,000  Agreement with J.P. Morgan
                   Securities Inc., 5.48%
                   dated 4/30/97, due 5/1/97
                   in the amount of
                   $110,016,744,
                   collateralized by two
                   FHLMCs of $50,000,000 each,
                   7.08% due 3/20/02 and SLMA
                   of $12,180,000, 5.80% due
                   2/24/05....................   $ 110,000,000
         37,252  Agreement with Lehman
                   Brothers, Inc., 5.40% dated
                   4/30/97, due 5/1/97 in the

                   amount of $37,257,376,
                   collateralized by FHLB of
                   $22,380,000, 5.20% due
                   10/20/00 and FHLMC of
                   $16,300,000, 7.38% due
                   11/20/06...................      37,251,788
                                                --------------
                 Total Repurchase Agreements
                   (cost $147,251,788)........     147,251,788
                                                --------------
                 Total Investments--144.0%
                   (cost $368,929,603)........     464,756,757
                 Liabilities in excess of cash
                   and other
                   assets--(44.0%)............   (142,006,233)
                                                --------------
                 NET ASSETS--100%.............    $322,750,524
                                                --------------
                                                --------------

 * Non-income producing securities.
** Investment of cash collateral received for portfolio securities on loan.
   See Notes to Financial Statements.

---------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
---------------------------------------------------------

ASSETS
Investments, at value
  (cost $368,929,603)...................   $464,756,757
Cash (includes $8,116,367 equivalent in
  an interest-bearing Deutsche mark
  account with Deutsche Bank AG)........     12,973,438
Receivable for securities sold..........        904,933
Interest receivable.....................        716,726
Dividends receivable....................         38,118
Foreign withholding tax refund
  receivable............................         30,335
Other assets............................         10,810
                                           ------------
     Total assets.......................    479,431,117
                                           ------------
LIABILITIES
Payable upon return of securities

  loaned................................    147,251,788
Payable for securities purchased........      8,330,039
Payable for securities lending brokers'
  rebate and agency fees................        633,544
Management fee payable..................        153,485
Investment advisory fee payable.........         74,262
Payable for shares repurchased..........         92,475
Accrued expenses and accounts payable...        145,000
                                           ------------
     Total liabilities..................    156,680,593
                                           ------------
NET ASSETS..............................   $322,750,524
                                           ------------
                                           ------------
Net assets consist of:
Paid-in capital, $.001 par (Authorized
  80,000,000 shares)....................   $224,519,102
Cost of 1,453,723 shares held in
  treasury..............................    (18,571,120)
Accumulated net investment loss.........       (994,896)
Undistributed net realized gain on
  investments and foreign currency
  transactions..........................     22,081,372
Net unrealized appreciation of
  investments and foreign currency......     95,716,066
                                           ------------
Net assets..............................   $322,750,524
                                           ------------
                                           ------------
Net asset value per share ($322,750,524
  divided by 12,052,251 shares of common
  stock issued and outstanding).........         $26.78
                                           ------------
                                           ------------

---------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
---------------------------------------------------------

                                             For the six
                                             months ended
                                              April 30,
                                                 1997
                                             ------------
NET INVESTMENT INCOME (LOSS)
Income
  Dividends (net of foreign
     withholding taxes of $38,198).........  $    376,972
  Interest.................................       275,861
                                             ------------

     Total income..........................       652,833
                                             ------------
Expenses
  Management fee...........................       903,277
  Investment advisory fee..................       437,703
  Custodian and Transfer Agent's fees and
     expenses..............................        75,195
  Directors' fees and expenses.............        62,038
  Legal fee................................        41,779
  Audit fee................................        30,750
  Reports to shareholders..................        91,185
  NYSE listing fee.........................        14,255
  Miscellaneous............................        19,559
                                             ------------
     Total expenses........................     1,675,741
                                             ------------
Net investment income (loss)...............    (1,022,908)
                                             ------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
  Investments..............................    23,473,394
  Foreign currency transactions............    (1,065,823)
Net change in unrealized
  appreciation/depreciation on:
  Investments..............................    28,866,582
  Translation of other assets and
     liabilities from foreign currency.....      (137,615)
                                             ------------
Net gain on investments and foreign
  currency transactions....................    51,136,538
                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................  $ 50,113,630
                                             ------------
                                             ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                         For the six    For the year
                                                                                         months ended      ended
                                                                                          April 30,     October 31,
                                                                                             1997           1996
                                                                                         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss).........................................................  $ (1,022,908)  $  1,984,462
  Net realized gain (loss) on:
     Investments.......................................................................    23,473,394     20,451,559
     Foreign currency transactions.....................................................    (1,065,823)      (560,456)
  Net change in unrealized appreciation/depreciation on:
     Investments.......................................................................    28,866,582     27,635,207
     Translation of other assets and liabilities from foreign currency                       (137,615)       (56,786)
                                                                                         ------------   ------------
  Net increase in net assets resulting from operations.................................    50,113,630     49,453,986
                                                                                         ------------   ------------
Distributions to shareholders from:
  Net investment income................................................................    (1,276,845)    (1,620,431)
  Net realized foreign currency gains*.................................................       --            (323,421)
  Net realized long term gains.........................................................   (20,777,758)    (2,591,700)
                                                                                         ------------   ------------
                                                                                          (22,054,603)    (4,535,552)
                                                                                         ------------   ------------
Capital share transactions:
  Net proceeds from reinvestment of dividends (586,579 and 136,723 shares,
     respectively, issued from treasury)...............................................    11,951,547      2,426,833
  Cost of shares repurchased (304,514 and 325,300 shares, respectively)................    (6,392,722)    (5,741,488)
                                                                                         ------------   ------------
  Net increase (decrease) in net assets from capital share transactions................     5,558,825     (3,314,655)
                                                                                         ------------   ------------
Total increase.........................................................................    33,617,852     41,603,779

NET ASSETS
Beginning of period....................................................................   289,132,672    247,528,893
                                                                                         ------------   ------------
End of period (including accumulated net investment loss and undistributed net
  investment income of $994,896 and $1,304,857, respectively)..........................  $322,750,524   $289,132,672
                                                                                         ------------   ------------
                                                                                         ------------   ------------

* Characterized as ordinary income for tax purposes.
  See Notes to Financial Statements.

--------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------



NOTE 1. ACCOUNTING POLICIES

The Central European Equity Fund, Inc. (the 'Fund') was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approval on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund. Investments in securities having a maturity of 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income and interest income is recorded net of unrecoverable foreign withholding tax.

REPURCHASE AGREEMENTS: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

    Assets and liabilities denominated in Deutsche mark ('DM') and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

    Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.


NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS


    The Fund has entered into a Management Agreement with Deutsche Morgan Grenfell Inc. (the 'Manager') and an Investment Advisory Agreement with Deutsche Asset Management GmbH (the 'Investment Adviser').The Manager and the Investment Adviser are affiliated companies.

    The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

    Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS

      For the six months ended April 30, 1997, WITH AFFILIATES Deutsche Bank AG, the German parent of the Manager and Investment Adviser, received $160,076 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

    For the six months ended April 30, 1997, interest income earned on the Deutsche mark account with Deutsche Bank AG was $77,382.

    Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.


NOTE 4. PORTFOLIO SECURITIES

    Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1997 were $87,441,218 and $99,961,657, respectively.

NOTE 5. PORTFOLIO SECURITIES LOANED

    At April 30, 1997, the market value of the securities loaned and amount of collateral received with respect to such loans were $138,973,706 and $147,251,788, respectively. For the six months ended April 30, 1997, net earnings to the Fund from investing such collateral were $198,479, after deducting borrowers' rebate and agency fees of $3,063,273 and $81,149, respectively.

NOTE 6. CAPITAL

     During the six months ended April 30, 1997 and the year ended October 31, 1996, the Fund purchased 304,514 and 325,300 of its shares of common stock on the open market at a total cost of $6,392,722 and $5,741,488, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 19.46% and 22.8%, respectively. These shares are held in treasury.



NOTE 7. SUBSEQUENT EVENT

      Pursuant to shareholder approval on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

--------------------------------------------------------
THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                    FOR THE SIX
                    MONTHS ENDED                 FOR THE YEAR ENDED
                     APRIL 30,                      OCTOBER 31,
                        1997        1996      1995      1994      1993      1992
                        ---         ---       ---       ---       ---       ---
Per share operating
 performance:
Net asset value:
 Beginning of
   period..........    $24.56      $20.70    $18.65    $16.76    $13.56    $13.60
                       ------         ---       ---       ---       ---       ---
Net investment
 income (loss).....      (.08)        .17       .13       .19       .15       .17
Net realized and
 unrealized gain
 (loss) on
 investments and
 foreign currency
 transactions......      4.34        3.93      2.03      1.76      3.35      (.25)
                       ------         ---       ---       ---       ---       ---
Increase (decrease)
 from investment
 operations........      4.26        4.10      2.16      1.95      3.50      (.08)
                       ------         ---       ---       ---       ---       ---
Increase resulting
 from share
 repurchases.......       .13         .14       .09       .02         -       .04
                       ------         ---       ---       ---       ---       ---
Distributions from
 net investment
 income............      (.11)       (.13)     (.19)     (.08)     (.17)        -
Distributions from
 net realized
 foreign currency
 gains+............         -        (.03)     (.01)        -      (.13)        -


Distribution from
 net realized long
 term gains........     (1.79)       (.22)        -         -         -         -
                       ------         ---       ---       ---       ---       ---
Total
 distributions.....     (1.90)       (.38)     (.20)     (.08)     (.30)        -
                       ------         ---       ---       ---       ---       ---
Dilution in NAV
 from dividend
 reinvestment......     (.27)           -         -         -         -         -
                       ------         ---       ---       ---       ---       ---
Net asset value:
 End of period.....    $26.78      $24.56    $20.70    $18.65    $16.76    $13.56
                       ------         ---       ---       ---       ---       ---
                       ------         ---       ---       ---       ---       ---
Market value:
 End of period.....   $22.375      $19.625   $16.00    $15.25    $16.00    $12.25
Total investment
 return for the
 year:++
 Based upon market
   value...........     24.64%      25.28%     6.37%    (3.42)%   33.88%    (1.01)%
 Based upon net
   asset value.....     17.00%*     20.74%*   12.22%    12.90%    29.55%     (.66)%
Ratio to average
 net assets:
 Total expenses....      1.09%**     1.08%     1.24%     1.14%     1.32%     1.26%
 Net investment
   income..........       .28%**      .73%      .68%     1.07%     1.12%     1.10%
Portfolio
 turnover..........     28.51%       52.3%    38.89%    32.38%    33.72%    38.55%
Average brokerage
 commissions*** . . .      $.13      $.22         -         -         -         -
Net assets at end
 of period
 (000's)...........  $322,750      $289,133  $247,529  $226,554  $204,388  $163,585

------------------

  + Characterized as ordinary income for tax purposes.

 ++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested at the lower of the net asset value or the closing market value and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  * Total investment return reflects the change in investment objectives of the Fund (see Note 1).


 ** Annualized.

*** Represents average brokerage commission rate per share of total security trades on which brokerage commissions were charged. This information is only presented for the periods beginning with the year ended October 31, 1996.

EXECUTIVE OFFICES--
31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER--
Deutsche Morgan Grenfell Inc.

INVESTMENT ADVISER--
Deutsche Asset Management GmbH

CUSTODIAN AND TRANSFER AGENT--
Investors Bank & Trust Company

LEGAL COUNSEL--
Sullivan & Cromwell

DIRECTORS AND OFFICERS--

DR. RONALDO H. SCHMITZ, Chairman,
  President and Director

DETLEF BIERBAUM, Director

JOHN A. BULT, Director

PROF. DR. CLAUS KOEHLER, Director

EDWARD C. SCHMULTS, Director

HANS G. STORR, Director

CHRISTIAN STRENGER, Director

DR. JUERGEN F. STRUBE, Director

ROBERT H. WADSWORTH, Director

WERNER WALBROEL, Director

OTTO WOLFF von AMERONGEN, Director

G. RICHARD STAMBERGER, Executive Vice President and Chief Executive Officer

ROBERT R. GAMBEE, Vice President,
  Secretary and Treasurer

JOSEPH M. CHEUNG, Assistant Secretary and
  Assistant Treasurer


                                ---------------

All investment management decisions are made by a committee of United States and German advisors.

 This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report of investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.

           ----------------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
           ----------------------------------------------------------

THE FUND

     The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol 'CEE'. The Fund seeks capital appreciation primarily through investment in Central European equities. It is managed by Deutsche Morgan Grenfell Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

     Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation 'Centl Erpn Fd'. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called 'Closed End Funds'. Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

     For periodic updates please also visit our Web site:
http://www.ceefund.com.

THERE ARE THREE CLOSED-END FUNDS FOR YOUR SELECTION:

o Germany Fund-investing exclusively in German equities, primarily the 'blue chip' corporations.

o New Germany Fund-investing primarily in the middle-market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

o Central European Equity Fund-investing primarily in Central and Eastern Europe as well as Russia.

    Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

14550

                                    [LOGO]

                              THE CENTRAL EUROPEAN
                               EQUITY FUND, INC.


                               SEMI-ANNUAL REPORT

                                 APRIL 30, 1997